EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Epic Bancorp for the quarter ended June 30 3-0, 2007, I, Michael Moulton, Chief Financial Officer of Epic Bancorp, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q of Epic Bancorp for the quarter ended June 30, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and,

(2)

the information contained in such Quarterly Report on Form 10-Q of Epic Bancorp for the quarter ended June 30, 2007, fairly presents, in all material respects, the financial condition and results of operations of Epic Bancorp.

Dated: August 10, 2007
	BY:	/s/ Michael E. Moulton

MICHAEL MOULTON
Chief Financial Officer

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